Exhibit 10.1

SUBSCRIPTION AGREEMENT

The Coretec Group, Inc. 333 Jackson Plaza, STE 460 Ann Arbor, MI

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) by execution of this Subscription Agreement (“Subscription Agreement”), intending to be legally bound, hereby irrevocably agrees to purchase from The Coretec Group, Inc., an Oklahoma corporation (the “Company”) the number of shares (the “Shares”) of the Company’s Series D Convertible Preferred Stock, par value $0.0002 per share (the “Preferred Stock”), set forth on the signature page hereto at a purchase price equal to $100.00 per Share, for the aggregate subscription price set forth on the signature page hereto (the “Purchase Price”). Each share of Series D Preferred Stock shall be convertible at a fixed conversion price equal to $0.015 pursuant to the terms and conditions set forth in the Certificate of Designations, and subject to any further adjustment(s) set forth therein. The rights, limitations and preferences of the Preferred Stock are set forth in the Certificate of Designation attached hereto as Exhibit B, including the right of the holder to convert such Shares into the Company’s common stock, par value $0.0002 per share (the “Common Stock”), or exchange for certain securities of a third party that the Company intends to acquire using a portion of the proceeds from this offering. The Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock shall be collectively referred to as the “Securities” throughout this Subscription Agreement.

If this subscription is accepted, the Company will signify such acceptance by executing counterparts of this Subscription Agreement and causing one such mutually executed counterpart to be returned to the undersigned. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and all attachments, schedules and exhibits hereto (collectively, the “Subscription Agreement”), including but not limited to the risk factors (“Risk Factors”) set forth on Schedule I hereto, relating to the offering (the “Offering”) by the Company of up to a maximum of 150,000 Shares (the “Maximum Offering Amount”).

The offering price of the Shares and the provisions for (i) conversion of the Shares into Common Stock; or (ii) exchange of Shares into third party securities hereinafter acquired by the Company have been unilaterally determined by the Company and is not based on its assets or earnings. Purchaser acknowledges that the Company does not have sufficient authorized capital to issue Common Stock upon conversion of the Shares. Furthermore, the ability to adjust the Company’s capitalization in order to create sufficient capital stock for the conversion of the Shares will depend on a variety of corporate actions, including but not limited to obtaining sufficient shareholder approval, timely filed all of the Company’s required filings with the United States Securities and Exchange Commission (the “SEC”) and approval by applicable regulatory authorities. Purchaser also acknowledges that the Company may not be able to successfully acquire third party securities or in sufficient quantities to allow for the full exchange of Shares or that such exchange may be lawfully completed under applicable regulatory requirements.

By execution hereof, Purchaser acknowledges that this is an unregistered offering of restricted securities, which securities, subject to the satisfaction of certain requirements, may be sold in accordance with Rule 144. Rule 144 requires at least a six month holding period before the Securities can be publicly traded (which holding period could be significantly longer in the event the Company’s public filings are not “current,” as required under Rule 144). Although the Company is currently a reporting issuer in the United States, there is no assurance that it will remain a reporting issuer and/or remain in compliance with all requirements, including without limitation the timely filing of its periodic reports, that allow for Purchasers to transfer restricted securities of the Company in reliance upon Rule 144 or any other exemption to the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”). Purchasers further acknowledge that the Company faces a due date for filing significant financial reporting requirements in connection with the transactions consummated on August 21, 2024, as described in the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2024. The failure to file such financial reports would constitute a failure to remain “current,” as required under Rule 144, and may compromise or preclude the availability of Rule 144 for resale of the Shares or Common Stock underlying the Shares.

Purchaser acknowledges that the net proceeds of this Offering will be applied to purposes as described in Schedule II hereto. The Company’s management will have broad discretion as to the application of such proceeds. There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Purchasers are urged to consult with their attorneys, accountants and personal investment advisors prior to making any decision to invest in the Company and to carefully review, with the assistance of their attorneys, accountants and personal investment advisors, the Risk Factors set forth on Schedule I hereto, all of the Company’s public filings and the effects of the Common Stock Offering on Purchasers’ investment in the Securities.

2. Payment. The undersigned shall cause the Purchase Price to be delivered to the Company, by wire transfer of immediately available funds to the bank account identified in writing by the Company’s management prior to any Closing. Funds delivered to the Company will be returned promptly, without interest or offset, if (i) this Subscription Agreement is not accepted by the Company, or (ii) the Offering is terminated prior to the Company accepting this Subscription Agreement. Together with the undersigned’s payment of the Purchase Price, the undersigned is delivering a properly completed and executed investor questionnaire (“Accredited Investor Certification”), a form of which is attached as Exhibit A hereto.

3. Closing.

(a) Closing. Following the Company’s receipt of subscriptions for the Shares and the Company’s acceptance of such subscriptions, a closing will occur to effect the purchase and sale of such Shares (the “Closing”).

(b) Subsequent Closings. The Company may continue to offer and accept subscriptions for the Shares and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Shares after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until March 31, 2025, unless the Company, in its sole discretion and without notice to Purchasers, extends the offering termination date for up to an additional 45 days. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than March 31, 2025 (or up to 45 days thereafter if the Company extends the termination date). The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than 150,000 Shares will be sold in aggregate, at the Closing and all Subsequent Closings.

The Closing and any applicable Subsequent Closings are each referred to in this Subscription Agreement as a “Closing.” The Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.”

(c) Closing Deliveries. At or within 10 business days of each Closing, the Company shall deliver or make available to the Purchaser evidence of the book-entry recordation representing the Shares due to such Purchaser against the Purchaser’s Purchase Price.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of Shares is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

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5. Company’s Right to Redeem. After the first (1st) anniversary of the issuance of the Shares (or earlier upon mutual consent of the Company and the holder), the Company shall have the option, but not the obligation, to redeem any or all outstanding Shares of Preferred Stock. The Company may exercise this option, including in connection with or simultaneously with an offering, by providing the holder with notice as set forth below.

5.1	Notice Requirement and Conversion Option.

(a) Standard Notice Period: The Issuer shall provide each holder of Preferred Stock at least fifteen (15) days’ prior written notice (the “Redemption Notice”) of its election to redeem shares of Preferred Stock;

(b) Offering-Related Redemption: If the Issuer intends to redeem shares of Preferred Stock in connection with or simultaneously with an offering, the Issuer shall only be required to provide reasonable prior notice of its election to redeem, rather than the 15-day notice period.

5.2	Holder’s Right to Convert or Exchange During Notice Period.

During the notice period, holders of Shares of Preferred Stock shall have the right, at their discretion, to exercise their option to convert or exchange the Preferred Stock into common stock of the Issuer or other eligible securities as outlined in the terms of the Preferred Stock. This right may be exercised by the holder at any time before the redemption becomes effective.

5.3	Redemption Price

The redemption price and other applicable terms of redemption shall be as specified in the Certificate of Designation or other governing documents for the Shares.

6. Representations and Warranties of the Purchaser.

The Purchaser as of the date hereof, and as of each Closing Date, acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities offered pursuant to this Subscription Agreement are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) or Regulation S (“Regulation S”) as promulgated by the SEC thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. Notwithstanding the foregoing, if the Purchaser is a Non-U.S. Person (a “Reg S Person”) and intends to rely upon Regulation S, such Purchaser hereby represents that the representations contained in paragraphs (i) through (viii) of this Section 6(a) are true and correct with respect to such Purchaser:

(i) (A) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (B) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (C) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

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(ii) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(iii) Such Reg S Person consents to the placement of a legend on any certificate or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(iv) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(v) Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(vi) Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(vii) The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(viii) Such Reg S Person makes the representations, declarations and warranties as contained in this Section 6(a)(i)-(viii) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received or accessed and actually reviewed this Subscription Agreement, including the Risk Factors contained in Schedule I hereof, all the Company’s public filings filed with the SEC (the “SEC Reports”), the information provide by attachment hereto as Exhibit B, and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

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(c) All documents, records, and books pertaining to the investment in the Securities (including, without limitation, this Subscription Agreement) have been made available for inspection by such Purchaser and its Advisers, if any;

(d) In making an investment decision Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Appropriate notations will be made in the Company’s stock books to the effect that the Securities have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Securities. There can be no assurance that there will be any market for resale of the Securities, nor can there be any assurance that the Securities will be freely transferable at any time in the foreseeable future;

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(m) The Purchaser understands the substance of and acknowledges the legend that will be placed on the Securities in substantially the following form:

For Non-U.S. Purchasers:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

For U.S. Purchasers:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

(n) The Purchaser is aware that an investment in the Securities is high risk, involving a number of very significant risks, which risks the Purchaser has sufficient financial sophistication and investment experience to understand;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification attached hereto;

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(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this Subscription Agreement and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in this Subscription Agreement. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities (both in U.S and foreign securities). The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

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(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in SEC Reports;

(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x) The Purchaser’s substantive relationship with the Company predates the Company’s contact with the Purchaser regarding an investment in the Securities;

(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti- money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs

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(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(dd) The Purchaser acknowledges and agrees that the Company presently lacks a sufficient number of authorized shares of Common Stock to accommodate the full conversion of the Shares of the Series D Preferred Stock. The Purchaser agrees that no conversion of the Shares may occur until the Company has sufficient authorized and unissued shares of Common Stock to facilitate full conversion of all outstanding Preferred Stock, including any other series of issued and outstanding preferred stock convertible into Common Stock. The Purchaser acknowledges that in the event of insufficient authorized Common Stock, conversion rights will be delayed and may only be exercised once adequate authorized shares of Common Stock become available, whether through a Capitalization Adjustment or other corporate action. “Capitalization Adjustment” means any corporate action that has the effect of allowing the Issuer to issue, on a fully diluted basis, all shares of Common Stock into which all of the Company’s Series D Preferred Stock are convertible.

7. Representations by the Company.

The Company hereby represents and warrants to the Purchaser as follows:

(a) Organization. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified to do business in all material aspects and is in good standing in all material aspects in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.

(b) Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Subscription Agreement. The execution and delivery by the Company of this Subscription Agreement and the compliance by the Company with each of the provisions of this Subscription Agreement are within the corporate power and authority of the Company and have been duly

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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authorized by all requisite corporate and other action of the Company. This Subscription Agreement has been duly and validly executed and delivered by the Company, and this Subscription Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable Law.

(c) Subsidiaries. Except as set forth in the SEC Reports, the Company does not own any securities or other interests in any corporation or other Person having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person. As used in this Subscription Agreement, “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d) Capitalization.

(i) The SEC Reports contain information about the authorized capital of the Company and the issued and outstanding shares of each class of authorized capital. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(ii) Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company, or (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company. There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.

(iii) The Securities have been duly authorized and when issued and delivered in accordance with the terms of this Subscription Agreement, will be validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities Laws, including, but not limited to the statutes of the State of Oklahoma.

(iv) The Company represents that the Shares issued under this Agreement shall be entitled to vote together with all holders of Common Stock on an “as converted” basis, subject to any Capitalization Adjustment or mandatory conversion event, as specified in the Certificate of Designation of the Shares or in the terms of this Offering.

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(e) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) and when filed, each SEC Report was in compliance in all material respects with the requirements of its report form, the Exchange Act and the Securities Act. The Company represents that it will use commercially reasonable efforts to comply with its reporting obligations under the Exchange Act. However, due to complexities resulting from recent corporate transactions, including the share exchange, there is a risk that certain future filings may not be timely. Please refer to the Risk Factors set forth on Schedule I for further information.

In the event of any delayed filings, the Company will take all reasonable steps to rectify its reporting status and maintain its “current” reporting status with the SEC as soon as possible. The Company acknowledges that untimely filings may impact its eligibility to use certain forms, including Form S-3, for registration and capital-raising purposes. The Company further represents that, to the best of its knowledge, all proxy statements, reports, registration statements, schedules, forms, and other documents required to be filed with the SEC after the date hereof and through the relevant Closing Date will, if and when filed, comply in all material respects with the requirements of the Exchange Act and the Securities Act, and will not, at the time of filing, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Notwithstanding any failure by the Company to file any proxy statement, report, registration statement, schedule, form, or other document in a timely manner, such failure shall not constitute a breach of this Section 7, provided that the Company exercises commercially reasonable efforts to correct any such delays and maintain “current” reporting status with the SEC.

(f) Financial Statements. As of their respective dates, except as otherwise disclosed in the SEC Reports, the financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements, when filed with the SEC, will have been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

The Company acknowledges that, due to recent corporate transactions and related complexities, there may be risks of delays in preparing and filing future financial statements. The Company represents that it will exercise commercially reasonable efforts to prepare and file such financial statements timely and in compliance with GAAP and SEC rules. Except as disclosed in the SEC Reports, no information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Reports contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Reports (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. However, the Company acknowledges that, due to the complexity of recent transactions, adjustments or additional disclosures could be necessary, which may impact the timing of future filings. Please refer to the Risk Factors set forth on Schedule I for further information.

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The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements. The accountants who certified the Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act and the regulations thereunder and the Public Company Accounting Oversight Board.

(g) Litigation. Except as set forth in the SEC Reports, there is no claim, action, suit, investigation or proceeding pending or, to the Company’s knowledge, threatened before any court, arbitrator or other governmental entity. Except as disclosed in the SEC Reports, the Company is not in default under or in breach of any order, judgment, injunction or decree of any court, arbitrator or other governmental entity.

(h) No Conflicts or Violation; Consents and Approvals. Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated hereby will:

(i) conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company or (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and

(ii) apart from the filing of a Form D with the SEC after the issuance of the Shares, if applicable, require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to).

(i) Compliance. Except as set forth in the SEC Reports, neither the Company nor its Subsidiaries(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental authority, and (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Change.

(j) Transactions With Affiliates and Employees. None of the officers or directors of the Company or any of its Subsidiaries and, to the knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (a) payment of salary, bonus, consulting fees or other compensation for services rendered, (b) reimbursement for expenses incurred on behalf of the Company, and (c) other employee benefits, including incentive award agreements under any incentive award plan of the Company.

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(k) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(l) Investment Company. The Company is not, and immediately after receipt of payment for the Securities, and for so long as any Purchaser holds any Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not controlled by an “investment company” and shall not take any actions that would cause the Company to be controlled by an “investment company”.

(m) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Notwithstanding, the Company may be unable to maintain its “current” reporting status with the SEC, if it is unable to timely file its periodic reports or other financial statements as it is currently required. Please refer to the Risk Factors set forth on Schedule I for further information.

(n) No Payment of Transfer Taxes. No transfer, documentary, stamp, sales, use and other taxes have been or will be required or imposed by reason of, the transfer of the Securities to the Purchasers.

(o) Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

(p) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(q) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. There are no placement agent’s fees, financial advisory fees, or brokers’ commissions that will be payable by the Company or any or its Subsidiaries or Affiliates relating to or arising out of the transactions contemplated hereby, in connection with the sale of the Shares. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Shares.

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(r) No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares and the Common Stock issuable upon conversion of the Series D Preferred Stock under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Shares and the Common Stock issuable upon conversion of the Series D Preferred Stock under the Securities Act, cause the offering of any of the Shares and the Common Stock issuable upon conversion of the Series D Preferred Stock to be integrated with other offerings of securities of the Company or cause this offering of the Shares and the Common Stock issuable upon conversion of the Series D Preferred Stock to require approval of stockholders of the Company for purposes of the Securities Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.

(s) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with all applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. The Company has implemented and shall maintain internal controls, policies and procedures reasonably designed to ensure compliance by the Company with applicable Anti-Money Laundering Laws. “Anti-Money Laundering Laws” means, with respect to any Person, all financial recordkeeping and reporting requirements under the Applicable Laws relating to anti-money laundering and financing of terrorism, including those of the U.S. Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Person conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency.

8. Indemnification.

(a) The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

(b) The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Subscription Agreement.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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10. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

12. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Securities shall be made only in accordance with all applicable laws.

13. Applicable Law. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

14. Blue Sky Qualification. The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall file such notices and related documents as necessary to permit the Securities to be sold without registration under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).

15. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or The Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or The Company, including any scientific, technical, trade or business secrets of the Company or The Company and any scientific, technical, trade or business materials that are treated by the Company or The Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or The Company and confidential information obtained by or given to the Company or The Company about or belonging to third parties.

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17. Severability. If any provision of this Subscription Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Subscription Agreement so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

18. Entire Agreement; Amendments. This Subscription Agreement and the Schedules and Exhibits attached hereto and thereto and the instruments referenced herein supersede all other prior oral or written agreements between the Purchaser, the Company, its Subsidiaries, their Affiliates and Persons acting on their behalf, and the other matters contained herein and therein, and this Subscription Agreement, the Schedules and Exhibits attached hereto and the instruments referenced herein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Subscription Agreement shall (or shall be deemed to) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Purchaser or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and the Purchaser, or any instruments the Purchaser received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19. Miscellaneous.

(a) This Subscription Agreement, together with all attachments, schedules and exhibits hereto, and the Accredited Investor Certification, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(e) The Purchaser understands and acknowledges that there may be multiple closings for this Offering, and the representations, warranties, agreements and covenants shall survive each Closing.

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[REMAINDER OF PAGE RESERVED FOR FUNDING INSTRUCTIONS]

Shinhan Bank’s Foreign Currency Account Information

* Company Name : THE CORETEC GROUP INC.

* Account Number : 180-027-460305 (Foreign Currency Account )

* Bank Name : Shinhan Bank

* Bank Address : 20, Sejong-daero 9-gil, Jung-gu, Seoul, South Korea

* Branch : Jonggak-yeok Corporate Business Banking Center

* Swift Code / BIC Code : SHBKKRSE

THE COMPANY INSTRUCTS PURCHASER TO DELIVER PURCHASE PRICE TO THE ABOVE ACCOUNT

THE CORETEC GROUP, INC., an Oklahoma corporation

By:

Name:	Roberto Kim

Title:	Chief Financial Officer

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INVESTOR INFORMATION

(As is will appear on the Securities)

Investor Name(s):

Individual Executing Profile or Trustee (If Applicable): ____________________________________________________

SSN / Federal I.D. #	Marital Status:

Date of Birth:___________________________________	Joint Party Date of Birth:__________________________

Investment Experience (Years):	Joint Party is Spouse? ☐ yes ☐ no

Date of Organization (entities):______________________

Total Assets (for entities, including irrevocable trusts, only):

Primary Street Address:

Primary City, State & Zip Code:______________________________________________________________

Home Phone: _________________________	Home Fax: _________________________

Mobile Phone: _________________________	Email: _________________________

Employer: ____________________________________

Type of Business: ____________________________________

Business Street Address: ____________________________________

Business City, State & Zip Code: ____________________________________

Business Phone: ___________________    Business Fax: ____________________________________

SECURITIES DELIVERY INSTRUCTIONS (Check One)

☐ Please deliver my securities to the Primary address listed above.

☐ Please hold my securities in book-entry form with the Issuer or the Transfer Agent, if applicable.

☐ Please deliver my securities to the following address: ______________________________

[Signature Page Follows]

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SIGNATURE PAGE

By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Shares indicated below, for the aggregate purchase price indicated below, pursuant to the terms and conditions of this Subscription Agreement (the “Subscription Agreement”). You further (i) acknowledge and agree that you have read and understand this Subscription Agreement, including the representations and warranties in the section entitled “Representations and Warranties of the Purchaser,” (ii) represent and warrant that the statements contained in this Subscription Agreement are complete and accurate with respect to you, and (iii) acknowledge and agree that your offer to subscribe to purchase the Shares indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

INVESTOR:	THE COMPANY:

If Investor is an Individual:	Agreed and accepted as of the 6th day of

Print Name:	November , 2024_.

Signature:______________________________	THE CORETEC GROUP, INC.,
An Oklahoma corporation
Social Security # or Fed ID #:_______________
By:
Print Name (if joint investment):_____________
	Name:	Dr. Seonkee Kim
Signature:_____________________________
	Title:	CEO
Social Security # or Fed ID #_______________

If Investor is an entity:

Name of Signatory:

Signature:__________________________

Title:

Telephone No. ______________________

Social Security # or Fed ID #

Street Address

Street Address – 2nd line

City, State, Zip

Investment Amount:

Number of Shares Purchased:___________ Shares

Purchase Price Per Share: $100.00

Aggregate Purchase Price:$______________________

Date: 11/6/2024

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EXHIBIT A

ACCREDITED INVESTOR

CERTIFICATION

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their individual investor status.

☐ Individual	☐ Joint Tenants

☐ IRA	☐ Tenants in Common

☐ Tenants in the	☐ Community Property

☐ Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor.): ____________________________________________________________________

☐ Check if any Grantor is deceased, disabled or legally incompetent.

INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

Annual Income:	Net Worth:	Liquid Net Worth:

1	(Initial if Applicable)	I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million. For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net

2	(Initial if Applicable)	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	(Initial if	I certify that I am a director or executive officer of the Company.

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

(a) Please describe your current employment, including the company by which you are employed and its principal business:

(b) Please describe any college or graduate degrees held by you:

(c) Please list types of prior investments:

(d)	Please state whether you have you participated in other private placements before:

YES______	NO______

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies

Frequently	_________	_________	_________

Occasionally	_________	_________	_________

Never

(f)       For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES______	NO______

(g)       For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES______	NO______

(h)       For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j) Are you affiliated or associated with a FINRA member firm (please check one)?

YES______	NO______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:	Date:
Authorized Officer

INDIVIDUAL CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver this Subscription Agreement and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:

Investor Name:________________________________	Investor Name (if joint investment):___________________
By (Signature) :________________________________	By (Signature) :__________________________________
Date:________________________________________	Date:__________________________________________

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

☐ Limited Partnership	☐ General Partnership

☐ Limited Liability Company	☐ Corporation

☐ Irrecoverable Trust	☐ Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan

☐ Other form of organization:

Indicate the approximate date the undersigned entity was formed:

NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)

FOR ERISA PLANS ONLY:

Is the Investor a “Benefit Plan Investor” or acquiring the Securities on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?

☐	yes	☒	no

Investors answering “yes” above, please check each box that accurately describes the Investor:

☐	The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.

☐	The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.

☐	The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?

☐	yes*	☐	no

* Investors answering “yes” please provide the following information:

Investor’s plan name:	________________________________

ENTITY FORM OF PAYMENT

☐	Wire funds will be made from my outside account according to the wiring instructions contained herein.

☐	Other:_____________ (specify form of payment).

ENTITY INVESTOR STATUS

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you

1	(Initial if Applicable)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	(Initial if	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3	(Initial if	An insurance company as defined in Section 2(13) of the Securities Act;

4	(Initial if	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5	(Initial if	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6	(Initial if Applicable)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7	(Initial if Applicable)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

8	(Initial if Applicable)	Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

9	(Initial if Applicable)	A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

10	(Initial if Applicable)

11	(Initial if Applicable)	An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described herein. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s):

Alternatively, please initial each category applicable to:

Please initial the appropriate description (“Accredited Investor” or “Other Investor”) which applies to you. Accredited Investor:

a. _______________ I am a natural person whose individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of this questionnaire “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

b. _______________I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this questionnaire, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the Internal Revenue Code of 1986, as amended.

c. _______________ I am a natural person who had joint income with my spouse or spousal equivalent exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

d. _______________ I am a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this questionnaire, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

e. _______________ I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

f. _______________ I am a natural person who is a “knowledgeable employee,” as defined in Rule 3c- 5(a)(4) under the Investment Company Act of 1940, of the Company.

g. _______________ An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors and meet the criteria listed in either this “Accredited Investor” or “Other Investor” section of this questionnaire.

h. _______________ An entity that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

i. _______________ A family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

j. _______________ A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of clause i. above and whose prospective investment in the Company is directed by that family office pursuant to clause i.(iii) above.

Other Investor:

__________ (initial here, if none of the above apply) The undersigned is qualified to invest in the Securities because it has, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment.

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)

(a) Please list types of prior investments:

Investment Fund

(b) Please state whether you have you participated in other private placements before:

YES______	NO______

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies

Frequently	_________	_________	_________

Occasionally	_________	_________	_________

Never

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES______	NO______

(e) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES______	NO______

(f) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES______	NO______

(g) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES______	NO______

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)

(h) Are you affiliated or associated with a FINRA member firm (please check one)?

YES______	NO______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:	Date:
Authorized Officer

[Remainder of page intentionally left blank]

ENTITY CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The investor has been duly formed and validly exists and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver this Subscription Agreement on behalf of the Investor and to take other actions with respect thereto and certifies further that this Subscription Agreement has been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.

The undersigned further certifies under penalty of perjury that:

(a) The undersigned’s correct federal taxpayer identification number is set forth above, and

(b) The undersigned is not subject to backup withholding.

Investor Name:	______________________________________________

By (Signature):	______________________________________________

Name (Print):

Title:

Date:

EXHIBIT B

CERTIFICATE OF DESIGNATION OF

SERIES D CONVERTIBLE PREFERRED STOCK

Schedule I

Risk Factors

An investment in the Securities involves a high degree of risk and is subject to many uncertainties. In addition to the risk factors specific to this offering set forth below, the risk factors set forth in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K, and any other SEC Report, are incorporated herein by reference. These risks and uncertainties may adversely affect the Company’s business, operating results and financial condition. In such an event, the trading price for Common Stock could decline substantially (and therefore any value associated with the Shares), and you could lose all or part of your investment. In order to attain an appreciation for these risks and uncertainties, you should read all risk factors in their entirety and consider all of the information and advisements contained in the Subscription Agreement and all other related agreements or certificates and all other documents requested by the Purchaser, including the following risk factors and uncertainties and the SEC Reports.

RISKS RELATED TO OUR BUSINESS AND THIS OFFERING

Limited Operating History and History of Losses

We have a limited operating history and have incurred cumulative net losses of $18,652,952 from our inception on June 2, 2015, through December 31, 2023 (exclusive of the net losses that would be consolidated with the Company after giving effect to the consummation of the transactions with Core Optics, LLC, a Virginia limited liability company, as described in the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2024. There is no guarantee that we will achieve revenue, sustain revenue growth, or reach profitability in the future. Our business faces inherent risks and challenges associated with establishing and growing a new enterprise, particularly in competitive and rapidly evolving markets. These challenges include competition, building a customer base, acquiring market expertise, navigating market conditions, developing effective sales and marketing strategies, and complying with regulatory requirements. Unforeseen challenges, delays, or expenses in these areas may negatively impact our operations and could materially affect our financial condition. If we are unable to overcome these challenges and meet our business objectives, our business could suffer, potentially leading to reduced or curtailed operations. Achieving our revenue and profitability goals will depend on numerous factors, and failure to do so would adversely affect our business and financial stability.

We may be unable to manage growth, which may impact our potential profitability.

Successful implementation of our business strategy requires us to manage our growth. Growth could place an increasing strain on our management and financial resources. To manage growth effectively, we will need to:

●	Establish definitive business strategies, goals and objectives;
●	Maintain a system of management controls; and
●	Attract and retain qualified personnel, as well as develop, train, and manage management-level and other employees.

If we fail to manage our growth effectively, our business, financial condition, or operating results could be materially harmed, and our stock price may decline.

Risk of Non-Compliance with SEC Reporting Obligations Following Recent Share Exchange

As part of our obligations under Section 13 of the Securities Exchange Act, we are required to file specific information, including consolidated audited financial statements, within a designated timeframe following the recent share exchange, which has an effect similar to a reverse merger or business combination. Due to the complexities involved in consolidating financial data, we may face challenges in meeting this filing deadline. Any delay in compliance with these SEC requirements could subject us to regulatory consequences, diminish investor confidence, and limit our ability to pursue certain business initiatives. Additionally, any delays or complications in obtaining audited financials may further impact our reporting timeline, increasing our risk of non-compliance with SEC reporting requirements, increasing our risk of our shareholders’ inability to rely on Rule 144 for resale of our securities and adversely affecting our business operations.

As a public reporting company, we are subject to filing deadlines for reports that we file pursuant to the Exchange Act, and our failure to timely file such reports may have material adverse consequences on our business.

To maintain our “current” reporting status with the SEC, we are required to file our Form 10-Q for the quarter ended September 30, 2024, within the SEC’s prescribed timeline. However, due to complexities arising from the recent share exchange, as well as delays in preparing and consolidating prior annual and quarterly financial statements, there is a risk that we may be unable to file this quarterly report on time or be able to regain compliance. Failure to meet this deadline could result in a loss of our current filer status. Even when we regain status as a current filer by filing timely reports with current financial statements, we will not be eligible to use a registration statement on Form S-3 that would allow us to continuously incorporate by reference our SEC reports into the registration statement, or to use “shelf” registration statements to conduct offerings, until approximately one year from the date we regained (and maintain) status as a current filer. Until such time, if we determine to pursue an offering, we would be required to conduct the offering on an exempt basis, such as in accordance with Rule 144A, or file a registration statement on Form S-1. Using a Form S-1 registration statement for a public offering would likely take significantly longer than using a registration statement on Form S-3 and increase our transaction costs, and could, to the extent we are not able to conduct offerings using alternative methods, adversely impact our liquidity, ability to raise capital or complete acquisitions in a timely manner. The use of Form S-1 would also prevent us from conducting offerings on a “shelf basis,” limiting our flexibility as to the terms, timing or manner of any such offering.

We cannot guarantee that in the future our reporting will always be timely. If we are unable to satisfy SEC filing deadlines or otherwise provide disclosures of material information on a timely basis, stockholders and potential investors in our Common Stock may have incomplete information about our business and results of operations, which may impact their ability to make an informed investment decision, result in a reduction in the trading price, trading volume or analyst coverage of our Common Stock or expose us to potential liability.

There will be restrictions on resale of the Securities and there is no assurance of the registration of the Securities.

None of the Securities may be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the Securities or there exists an exemption from registration under the Securities Act, and such Securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected. The Company has no current intention of filing a registration statement covering the resale of the Securities. If no registration statement is filed and declared effective covering the resale of any of the Securities sold pursuant to this Subscription Agreement, Purchasers will be precluded from disposing of such Securities unless such Securities may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of such securities will be greatly reduced.

Although such an assessment has not been concluded by the Company, the SEC or any other parties, the Company at one or more times may have been deemed a “shell company” as defined in Rule 12b-2 under the Exchange Act. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.

Furthermore, Purchasers investing in the Securities being offered in reliance upon Regulation S may only be able to sell the Securities in offshore transactions in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

We do not have sufficient shares of Authorized Common Stock for Conversion of Securities

The Company does not have sufficient authorized shares of common stock available for issuance upon the conversion of the Preferred Stock and other derivative securities currently outstanding. If the number of authorized shares of common stock remains limited or inadequate, purchasers may be unable to convert their Preferred Stock into Common Stock. This limitation could impact the liquidity and potential return on investment for Purchasers who intend to convert their shares of Preferred Stock. Additionally, any future amendments to increase the number of authorized shares may be subject to approval by the Company’s board of directors and, potentially, by shareholders, which could create further delays or uncertainties. In the event of an inability to convert Preferred Stock due to an insufficient number of authorized shares, the value of the preferred stock may be adversely affected.

We have significant discretion over the use of certain of the net proceeds.

We have significant discretion over the use of certain of the net proceeds from this Offering. While we currently intend to allocate a portion of these proceeds toward the potential acquisition of securities in a corporation that may be publicly traded outside of U.S. exchanges, there is no guarantee that we will complete this acquisition as planned or that we will benefit from such acquisition (no assurances can be made that management’s decision to complete such acquisition will be accretive to the value of Preferred Stock or Common Stock). If this acquisition is not feasible due to regulatory, market, or foreign investment restrictions, we may redirect these funds toward other corporate purposes. If the acquisition of such foreign securities is successful, no assurances can be made that our ownership of such securities will result in a profit or even if it does result in a profit that that will translate to an increase in shareholder value.

Additionally, other proceeds from this Offering may be allocated to working capital and general corporate purposes, including but not limited to research and development, capital expenditures, sales and marketing costs, and compensation to officers and directors. Our management will therefore retain broad discretion in applying these funds, and there can be no assurance that our intended or alternative uses of proceeds will result in increased revenue, profitability, or shareholder value. Prospective investors are encouraged to consult with their legal, financial, and investment advisors before deciding to invest in the Company.

Inability to complete intended acquisition and limitations on exchange of Preferred Stock for securities of a third party

Currently, we intend to use the proceeds from the issuance of the Securities to acquire certain securities in a third-party corporation, which may be publicly traded outside U.S. markets. However, there is no assurance that the Company will be able to complete this acquisition as intended, as regulatory obstacles, market conditions, or foreign investment restrictions could prevent the use of proceeds for this purpose. If the acquisition cannot be completed, the Company may need to redirect the proceeds to other uses, which may not deliver the same anticipated benefits to the investors.

Moreover, if the target corporation is a foreign entity traded on a non-U.S. exchange, there is no guarantee that the Company would be able to exchange shares of this foreign corporation for preferred stock. Foreign exchanges may impose restrictions or additional regulatory requirements on the issuance or transfer of shares to non- domestic shareholders. Consequently, preferred stock holders might not have the option to exchange their preferred stock for the foreign corporation’s shares and could be limited to converting their preferred stock into common stock of the Company. This limitation could impact the value and flexibility of their investment.

If we are deemed an “investment company” under the Investment Company Act, it could have a material adverse effect on our business, prospects, financial condition, results of operations and cash flows.

We conduct our operations so that neither we nor any of our subsidiaries are required to register as an investment company under the Investment Company Act. Section 3(a)(1)(A) of the Investment Company Act defines an investment company as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. Section 3(a)(1)(C) of the Investment Company Act defines an investment company as any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Excluded from the term “investment securities,” among other things, are U.S. government securities and securities issued by entities which are at least 50% owned that are not themselves investment companies and are not relying on the exception from the definition of investment company for certain privately offered investment vehicles set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

The Investment Company Act may limit our and our subsidiaries’ ability to enter into financing leases and engage in other types of financial activity because less than 40% of the value of our and our subsidiaries’ total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis can consist of “investment securities.”

If we or any of our subsidiaries were required to register as an investment company under the Investment Company Act, the registered entity would become subject to substantial regulation that would significantly change our operations, and we would not be able to conduct our business as described in this report. We have not obtained a formal determination from the SEC as to our status under the Investment Company Act and, consequently, any violation of the Investment Company Act would subject us to material adverse consequences.

Greater risk of loss to the early investors than to later investors.

There is no minimum offering amount. Consequently, the Company can close on any sum raised, and do so on a rolling basis. As a result, there can be no assurance that the Company will raise any minimum amount of proceeds. If the Company fails to raise a sufficient amount of capital intended for use in operations as a result of the Offering. Therefore, the sale of a minimal number of Securities could have material, adverse consequences on the Company’s business, financial condition and future outlook. Purchasers’ funds will not be returned under any circumstances whether during or after the Offering, even if the gross proceeds received in the Offering are minimal.

The offering price and conversion/exchange features for the Shares has been arbitrarily determined by us.

The offering price and conversion/exchange features of the Shares was arbitrarily determined by us. The price and conversion/exchange features of the Shares does not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets. Rather, the price and conversion feature of the Shares may be derived as a result of our negotiations with investors based upon various factors including prevailing market conditions, our future prospects and our capital structure. These prices do not necessarily accurately reflect the actual value of our securities or the price that may be realized upon disposition of such securities.

An investment in our securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is speculative and there is no assurance that Purchasers will obtain any return on their investment. Purchasers will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

We do not intend to pay dividends for the foreseeable future.

We have paid no dividends to date and it is not anticipated that any dividends will be paid to holders of our securities in the foreseeable future. While our future dividend policy will be based on the operating results and capital needs of the business, it is currently anticipated that any earnings will be retained to finance our future expansion and for the implementation of our business plan. You should take note of the fact that a lack of a dividend can further affect the market value, if any, of our stock, and could significantly affect the value of any investment in us.

Your ownership interest is subject to dilution.

Each Purchaser’s proportionate ownership interest may be diluted when we issue additional shares of our common stock or upon conversion or exercise of securities convertible or exercisable into shares of our common stock. We may raise additional capital in the future through additional sales of shares of our common stock or securities convertible or exercisable into shares of our common stock, and your percentage interest in our common stock would be diluted if you do not participate in such additional sales.

*****The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Securities. Purchaser should read this entire Subscription Agreement, including Schedule I that is made an integral part hereof and all SEC Reports, and consult with its own advisors before deciding to purchase the Securities.*****

FORWARD-LOOKING STATEMENTS

We have included in this Subscription Agreement certain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on- track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to revenues and profitability, pricing and competition, the continued viability of our technology, our growth and expansion plans, including retaining new employees, compliance with governmental regulations, our intellectual property protection strategies, payment of dividends, the volatility and the market, if any, of and for our common stock, dilution, trading restrictions, use of proceeds and the need for additional debt or equity funding. You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward-looking statements. See the section titled “Risk Factors” on Schedule I and those described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K, and any other SEC Report, are incorporated herein by reference, for information regarding certain important factors that could cause our actual results to differ materially from those projected in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Subscription Agreement. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statements are made.

Schedule II

Use of Proceeds